AMENDMENT
To The ELI LILLY AND COMPANY & CELLULAR DYNAMICS INTERNATIONAL INC Master Laboratory Services Agreement

Amendment Number: ONE (1)

WHEREAS, Eli Lilly and Company (Lilly) and Cellular Dynamics International Inc (CDI) desire to amend the Master Laboratory Services Agreement effective November 22, 2010 (the “Agreement”)

WHEREAS, each party acknowledges that it has read this Amendment and agrees to be bound by its terms and conditions;

NOW, THEREFORE, in consideration of these premises and the mutual promises set forth herein, the parties hereby agree as follows

1.
The Master Agreement is hereby extended until November 21, 2016, unless it is cancelled or terminated earlier. For the avoidance of doubt, the Agreement shall be regarded as having remained effective until the date of this amendment.

All other terms, obligations, and conditions of the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties have caused the Amendment to be executed by their officers thereunto duly authorized.

ELI LILLY AND COMPANY	AGREED AND ACCEPTED:
CELLULAR DYNAMICS INTERNATIONAL INC

/s/ Cora Sue Grossman	/s/ Christopher J. Parker
(Signature of Authorized Official)

Associate Consultant/Procurement	Chief Commercial Officer
Eli Lilly and Company	(Typed or Printed Name and Title)
I am approving this document.
2014.04.29 13:03:45	5/30/14
-04'00'	(Date)

CDI MLSA amendment 1	April 29, 2014